American Century Asset Allocation Portfolios, Inc.
Summary Prospectuses and Prospectus Supplement

One Choice® Portfolio: Very Conservative ■ One Choice® Portfolio: Conservative ■ One Choice® Portfolio: Moderate ■ One Choice® Portfolio: Aggressive ■ One Choice® Portfolio: Very Aggressive

Supplement dated March 21, 2020 ■ Summary Prospectuses and Prospectus dated December 1, 2019

The following changes are effective April 1, 2020.

The following is added to the Portfolio Managers section of the summary prospectuses and the prospectus for the One Choice Target Risk Portfolios:
Brian L. Garbe, Vice President and Senior Portfolio Manager, has been a member of the team that manages the funds since 2020.

The following is added to The Fund Management Team section on page 26 of the prospectus for the One Choice Target Risk Portfolios:
Brian L. Garbe
Mr. Garbe, Vice President and Senior Portfolio Manager, has been a member of the team that manages the funds since 2020. He joined American Century Investments in 2010 as a portfolio manager. He has a bachelor’s degree in mathematics-applied science (economics) with a specialization in computer programming, and an MBA, both from the University of California, Los Angeles.

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CL-SPL-96099 2003